UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-165643 (1933 Act)	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 10, 2011, Carter Validus Mission Critical REIT, Inc. (the “Company”) issued a press release announcing its board of directors’ approval and declaration of a distribution to be paid to the Company’s stockholders of record as of the close of business on each day of the period commencing on December 1, 2011 and ending on February 29, 2012. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

Renewal of Advisory Agreement

On November 4, 2011, the Company, along with Carter/Validus Operating Partnership, LP (the “Operating Partnership”), and Carter/Validus Advisors, LLC (the “Advisor”), executed a mutual consent to renew that certain Amended and Restated Advisory Agreement by and among the Company, the Operating Partnership and the Advisor, dated November 26, 2010 (the “Advisory Agreement”), as amended by that certain First Amendment to the Advisory Agreement, dated March 29, 2011 (the “First Amendment”). As a result of the renewal, the Advisory Agreement was extended through November 26, 2012.

The material terms of the Advisory Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on November 29, 2010, and incorporated herein by reference. Also, the material terms of the First Amendment are qualified in their entirety by the terms of the agreement attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 31, 2011, and incorporated herein by reference.

Renewal of Property Management Agreement

On November 4, 2011, the Company, along with the Operating Partnership and Carter Validus Real Estate Management Services, LLC (the “Property Manager”), executed a mutual consent to renew that certain Property Management Agreement (the “Property Management Agreement”) by and among the Company, the Operating Partnership and the Property Manager, dated November 12, 2010. As a result of the renewal, the Property Management Agreement was extended through November 12, 2012.

The material terms of the Property Management Agreement are qualified in their entirety by the terms of the agreement attached as Exhibit 10.3 to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on November 16, 2010, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Carter Validus Mission Critical REIT, Inc. Press Release, dated November 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: November 10, 2011	By:	/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Carter Validus Mission Critical REIT, Inc. Press Release, dated November 10, 2011.